UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 7, 2006

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12291	54-1163725
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

4300 Wilson Boulevard, Suite 1100, Arlington, Virginia	22203
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (703) 522-1315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Officers.

On March 2, 2006, the AES Corporation (the “AES”) was notified by Roger Sant, Director of AES, that he will not stand for reelection of the Board of Directors at AES’ 2006 Annual Meeting of Shareholders.  Mr. Sant is a member of the Environment, Safety and Technology Committee and the Special Committee of AES’ Board of Directors.

Item 9.01	Financial Statements and Exhibits

                (d)  Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated: March 7, 2006, issued by
The AES Corporation.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION
(Registrant)

	By:	/s/ Vincent W. Mathis
		Name:	Vincent W. Mathis
		Title:	Deputy General Counsel

Date:	March 7, 2006